Exhibit 21

Cendant Corporation

Jurisdiction of
Subsidiary	Incorporation
Aesop Leasing Corporation	DE
AFS Mortgage	CA
Amerihost Franchise Systems, Inc.	DE
Apanage B.V	Netherlands
Apex Marketing, Inc.	AR
Apex Real Estate Information Services LLP	PA
Apollo Galileo USA Sub I, Inc.	DE
Apollo Galileo USA Partnership	DE
Apollo Galileo USA Sub II, Inc.	DE
Apple Ridge Services Corporation	DE
ARAC Management Services, Inc.	DE
Asia-Hotels.com, Limited	Hong Kong
Avis Asia and Pacific, Limited	DE
Avis Car Holdings LLC	DE
Avis Car Holdings, Inc.	DE
Avis Car Rental Group, Inc.	DE
Avis Caribbean, Limited	DE
Avis Enterprises, Inc.	DE
Avis Group Holdings, Inc.	DE
Avis International, Ltd.	DE
Avis Management Pty. Limited	Australia
Avis Rent A Car de Puerto Rico, Inc.	Puerto Rico
Avis Rent A Car Limited	New Zealand
Avis Rent A Car System, Inc.	DE
Aviscar Inc.	Canada
Bassae Holding, B.V	Netherlands
Benefit Consultants Membership, Inc.	DE
Budget Rent A Car Australia Pty. Ltd.	Australia
Budget Rent A Car Operations Pty. Ltd.	Australia
Budget Rent A Car System, Inc.	DE
Burnet Realty Inc.	IN
Burnet Title, Inc.	MN
Burnet Title, L.L.C	MN
Burrow Escrow Services, Inc.	CA
Canvas Holidays Limited	UK
Cendant (UK) Holdings Limited	UK
Cendant Auto Services, Inc.	DE
Cendant Canada, Inc.	Canada
Cendant Car Rental Group, Inc.	DE
Cendant Denmark Aps	Denmark

Jurisdiction of
Subsidiary	Incorporation
Cendant Finance Holding Company LLC	DE
Cendant Hotel Group, Inc.	DE
Cendant International Holdings Limited	UK
Cendant Internet Group, Inc.	DE
Cendant Membership Services Holdings LLC	DE
Cendant Membership Services Holdings Subsidiary LLC	DE
Cendant Mobility Client-Backed Relocation Receivables Funding LLC	DE
Cendant Mobility Financial Corporation	DE
Cendant Mobility Government Financial Services Corporation	DE
Cendant Mobility Holdings Limited	UK
Cendant Mobility II Ltd.	UK
Cendant Mobility Limited	UK
Cendant Mobility Services Corporation	DE
Cendant Operations, Inc.	DE
Cendant Publishing, Inc.	DE
Cendant Real Estate Services Group LLC	DE
Cendant Rental Car Funding (AESOP) LLC	DE
Cendant Settlement Services Group LLC	DE
Cendant TDS China Holdings, Inc.	DE
Cendant Timeshare 2004-1 Receivables Funding, LLC	DE
Cendant Timeshare Conduit Receivables Funding LLC	DE
Cendant Timeshare Resort Group, Inc.	DE
Cendant Timeshare Resort Group-Consumer Finance, Inc.	DE
Cendant Transportation Corp.	DE
Cendant Travel Distribution Service Group, Inc.	DE
Cendant Travel Germany Verwaltungs GmbH	Frankfurt
Cendant Travel Germany GmbH & Co, KG	Frankfurt
Cendant Travel, Inc.	TN
Cendant UK Acquisition Corporation	DE
Cendant Vacation Holdco Subsidiary LLC	DE
Cendant Vacation Holdco, Inc.	DE
Cendant Vacation Rental Group Holdings C.V.	Netherlands
Central Florida Title Company	FL
Century 21 Real Estate LLC	DE
Chaconne Pty. Ltd.	Australia
Cheap Tickets, Inc.	DE
Chez Nous Limited	United Kingdom
Cims B.V	Netherlands
Cims Limited	UK
Coldwell Banker Corporation	DE
Coldwell Banker Real Estate Corporation	CA
Coldwell Banker Real Estate Services, Inc.	NJ
Coldwell Banker Residential Brokerage Company	CA
Coldwell Banker Residential Brokerage Corporation	DE

Jurisdiction of
Subsidiary	Incorporation
Coldwell Banker Residential Real Estate Services of Wisconsin, Inc.	WI
Coldwell Banker Residential Real Estate, Inc.	CA
Coldwell Banker Residential Referral Network, Inc.	CA
Comp-U-Card Services, Inc.	DE
Constellation Reinsurance Company Limited	Barbados
Corcoran Group Brooklyn Landmark LLC	NY
Cornish & Carey Residential, Inc.	CA
Credentials Services International, Inc.	DE
CSSG Affiliates Holdings, Inc.	DE
Cuendent S.p.A.	Italy
Dansommer A/S	Denmark
Days Inns Worldwide, Inc.	DE
Distribution Systems, Inc.	DE
Douglas & Jean Burgdorff, Inc.	NJ
Eastern Resorts Corporation	DE
ebookers plc	UK
EFI Development Funding, Inc.	DE
EFI Funding Company, Inc.	DE
EMEA Holdings C.V.	Netherlands
Entriks Holdings B.V.	Netherlands
Equity Title Company	CA
Equivest Finance, Inc.	DE
Equivest Louisiana, Inc.	DE
Equivest Maryland, Inc.	DE
Equivest St. Thomas, Inc.	US Virgin Islands
Equivest Vacation and Travel Club, Inc.	NC
ERA Franchise Systems, Inc.	DE
Extra Holidays, LLC	DE
Fairfield Funding Corporation, II	DE
Fairfield Funding Corporation, III	DE
Fairfield Myrtle Beach, Inc.	DE
Fairfield Receivables Corporation	DE
Fairfield Resorts, Inc.	DE
Fairfield Resort Management Services, Inc.	IN
Fairtide Insurance Ltd.	Bermuda
FFD Development Company, LLC	DE
Flairview Travel Pty Ltd	Australia
Galileo BA, Inc.	DE
Galileo Canada Distribution Systems, Inc.	Canada
Galileo International Canada ULC	Nova Scotia
Galileo International Limited	UK
Galileo International, Inc.	DE
Galileo International, L.L.C.	DE
Galileo Switzerland AG	Switzerland

Jurisdiction of
Subsidiary	Incorporation
Galileo Technologies, Inc.	DE
GI Worldwide Holdings C.V.	Netherlands
GIW Holdings, C.V.	Netherlands
HFS Truck Funding Corporation	DE
Holiday Cottages Group Limited (operating under the Blakes and Country Cottages names)	UK
HotelClub Pty Limited	Australia
Howard Johnson International, Inc.	DE
Intercambios Endless Vacation IEV, Inc.	IN
International Life Leisure Group Limited (operating under the Ferrysavers and French Life names)	UK
Internetwork Publishing Corporation (d/b/a lodging.com)	FL
Jack Gaughen, Inc.	PA
Jon Douglas Company	NJ
Knights Franchise Systems, Inc.	DE
Landal Green Parks BV	Netherlands
Long Term Preferred Care, Inc.	TN
Magellen Technologies, Inc.	DE
National Internet Travel Agency, LP	FL
Neat Group Corporation	DE
Netmarket, Inc.	DE
NGI Holdings, Inc.	DE
Nisbet Corporation	OH
Novasol A/S	Denmark
NRT Colorado, Inc.	CO
NRT Columbus, Inc.	DE
NRT Incorporated	DE
NRT Mid-Atlantic, Inc.	MD
NRT Missouri, Inc.	MO
NRT New England Incorporated	DE
NRT New York, Inc.	DE
NRT Settlement Services of Missouri, Inc.	DE
NRT Sunshine Inc.	DE
NRT Texas, Inc.	TX
NRT Utah, Inc.	DE
Orbitz Away LLC
Orbitz, LLC	DE
Orbitz, Inc.	DE
Palm Resort Group, Inc.	FL
Palm Vacation Group	FL
Pathfinder Insurance Company	CO
Peppertree Resorts Ltd.	NC
Peppertree Resorts Villas, Inc.	NC
Pointtravel Co. Ltd.	UK

Jurisdiction of
Subsidiary	Incorporation
Pointuero V Limited	UK
Progeny Marketing Innovations, Inc.	DE
Progressive Title Company, Inc.	CA
Quantitude, Inc.	DE
Raccoon Acquisition I, LLC	DE
Ramada International, Inc.	DE
Ramada Worldwide Inc.	DE
RCI Argentina, Inc.	IN
RCI Brasil Ltda.	Brazil
RCI Call Centre (Ireland) Limited	Ireland
RCI Canada, Inc.	IN
RCI Chile, Inc.	IN
RCI Colombia, Inc.	MN
RCI Consulting, Inc.	IN
RCI Europe	UK
RCI General Holdco 2, Inc.	DE
RCI India Pvt. Ltd.	India
RCI Pacific Pty. Ltd.	IN
RCI Technology Corp.	CO
RCI Tourism Development (India) Ltd.	UK
Reserve Claims Management Co.	DE
Resort Condominiums International De Mexico S. De R.L. De C.V.	Mexico
Resort Condominiums International, LLC	DE
S.D. Shepherd Systems, Inc.	TX
SafeCard Services, Incorporated	DE
Sierra Deposit Company, LLC	DE
Soleil Florida Corp.	FL
Sotheby’s International Realty, Inc.	MI
Sotheby’s International Realty Affiliates, Inc.	DE
Sotheby’s International Realty Licensee Corporation	DE
St. Joe Real Estate Services, Inc.	FL
St. Joe Title Services, LLC	FL
Super 8 Motels, Inc.	SD
Team Fleet Financing Corporation	DE
Terramar Guaranty Title & Trust, Inc.	FL
Terren Corporation	Canada
The DeWolfe Companies, Inc.	MA
The DeWolfe Company, Inc.	MA
The Galileo Company	UK
The Individual Travellers Company Limited	UK
The Sunshine Group (Florida) Ltd. Corp.	DE
The Sunshine Group (Florida) Limited Partnership	FL
TM Acquisition Corp.	DE
Travel 2 Limited	England & Wales

Jurisdiction of
Subsidiary	Incorporation
Travel 4 Limited	England & Wales
Travel Acquisition Corporation Pty. Limited	Australia
Travel Industries, Inc. (d/b/a THOR, Inc.)	DE
Travelodge Hotels, Inc.	DE
Travelport Corporate Solutions, Inc.	WA
Travelwire A/S	Denmark
Trendwest Funding I, Inc.	DE
Trendwest Resorts, Inc.	OR
Trendwest South Pacific Pty. Limited	Australia
TRI Funding III, Inc.	DE
TRI Funding IV, Inc.	DE
TRI Funding V, Inc.	DE
Trilegiant Corporation	DE
Trilegiant Loyalty Solutions, Inc.	DE
Trip Network, Inc.	DE
Trip.com, Inc.	DE
TRUST International Hotel Reservation Services GmbH	Germany
TTG Independent Holidays Group Limited	UK
TW Holdings II, Inc.	DE
Two Flags Joint Venture LLC	DE
Vacation Break Resorts at Palm Aire, Inc.	FL
Vacation Break U.S.A., Inc.	FL
Vacation Exchanges International Pty. Limited	South Africa
Vacation Management Services	South Africa
Valley of California, Inc.	CA
Welcome Holidays Limited	UK
West Coast Escrow Company	CA
Wingate Inns International, Inc.	DE
Wizard Co., Inc.	DE
WizCom International, Ltd.	DE
WTH Canada, Inc.	Canada
WTH Pty Limited	Australia